
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 29, 2004





                                TC PIPELINES, LP
             (Exact name of registrant as specified in its charter)





          DELAWARE                      000-26091                52-2135448
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



               110 TURNPIKE ROAD, SUITE 203                              01581
                WESTBOROUGH, MASSACHUSETTS                            (Zip Code)
         (Address of principal executive offices)




                                 (508) 871-7046
              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

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

Exhibit
Number            Description of Exhibit
99.1     News Release of TC PipeLines, LP entitled "TC PipeLines, LP Announces
         2003 Fourth Quarter and Annual Results" issued January 29, 2004.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 29, 2004, TC PipeLines, LP issued a news release announcing fourth quarter results for the period ended December 31, 2003. A copy of the news release is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item
12 of Form 8-K. Accordingly, the information in Item 12 of this report will not be incorporated by reference into any registration statement filed by TC
PipeLines, LP under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                                      -2-

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  TC PipeLines, LP

                                                  By:    TC PipeLines GP, Inc.,
                                                         its general partner


Dated: January 29, 2004                            By: /s/ Amy Leong
                                                      --------------------------
                                                        Amy Leong
                                                        Controller


                                      -3-


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                                  EXHIBIT INDEX

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

NUMBER       EXHIBIT
99.1       News Release of TC PipeLines, LP entitled "TC PipeLines, LP Announces
           2003 Fourth Quarter and Annual Results", issued January 29, 2004.